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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): April 17, 2002


                               AMB PROPERTY, L.P.
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             (Exact name of registrant as specified in its charter)


            Delaware                          001-14245                    94-3285362
  -----------------------------     ----------------------------      ---------------------
 (State or other jurisdiction of      (Commission File Number)           (I.R.S. Employer
         Incorporation)                                               Identification Number)


                 Pier 1, Bay 1, San Francisco, California 94111
           -----------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                  415-394-9000
            -----------------------------------------------------------
              (Registrants' telephone number, including area code)

                                       n/a
            -----------------------------------------------------------
          (Former name or former address, if changed since last report)

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ITEM 5  OTHER EVENTS.

        On April 17, 2002, we issued and sold 800,000 7.95% Series K cumulative redeemable preferred limited partnership units at a price of $50.00 per unit in a private placement. We intend to use the gross proceeds of $40,000,000 to pay transaction expenses, including a placement fee, for general corporate purposes, which may include the partial repayment of indebtedness and the acquisition or development of additional properties.

SERIES K PREFERRED UNITS

        General. Each Series K preferred unit will be entitled to receive cumulative preferential distributions payable on or before the 15th day of January, April, July and October of each year, commencing July 15, 2002, at a rate of 7.95% per annum in preference to any payment made on any other class or series of partnership interest in us, other than any class or series of partnership interest expressly designated as ranking on parity with or senior to the Series K preferred units.

        Ranking. The Series K preferred units rank, with respect to distribution rights and rights upon voluntary or involuntary liquidation, winding-up or dissolution, senior to our common partnership units and to all of our partnership units the terms of which provide that they shall rank junior to the Series K preferred units, on a parity with our Series A preferred units, Series B preferred units, Series J preferred units and all other classes or series of preferred partnership units expressly designated as ranking on a parity with the Series K preferred units, and junior to all partnership units which rank senior to the Series K preferred units.

        Limited Voting Rights. For so long as any Series K preferred units remain outstanding, we shall not, without the affirmative vote of the holders of at least two-thirds of such series of preferred units outstanding at the time:

            - authorize, create or increase the authorized or issued amount of any class or series of partnership interests ranking prior to the Series K preferred units with respect to payment of distributions or rights upon liquidation, dissolution or winding-up or reclassify any of our partnership interests into any such partnership interest, or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such partnership interests,

            - authorize or create, or increase the authorized or issued amount of any preferred units ranking on a parity with the Series K preferred units or reclassify any of our partnership interest into any such partnership interest or create, authorize or issue any obligations or security convertible into or evidencing the right to purchase any such partnership interests but only to the extent such parity preferred units are issued to an affiliate of ours, other than our general partner, AMB Property Corporation, to the extent the issuance of such interests was to allow our general partner to issue



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                  corresponding preferred stock to persons who are not our
                  affiliates, or

            - either (1) consolidate, merge into or with, or convey, transfer or lease our assets substantially as an entirety to, any corporation or other entity or (2) amend, alter or repeal the provisions of our partnership agreement, whether by merger, consolidation or otherwise, in each case in a manner that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of the Series K preferred units or the holders of the Series K preferred units.

        With respect to the occurrence of any of the events set forth in the third bullet point above, so long as we are either the surviving entity and Series K preferred units remain outstanding with the terms unchanged or the resulting, surviving or transferee entity (1) is a partnership, limited liability company or other pass-through entity organized under the laws of any state, (2) is not taxable as a corporation for U.S. federal income tax purposes and (3) substitutes for the Series K preferred units other interests having substantially the same terms and rights as the Series K preferred units, the occurrence of any such event will not be considered to materially and adversely affect the rights, preferences, privileges or voting powers of holders of the Series K preferred units. Any increase in the amount of partnership interests or the creation or issuance of any other class or series of partnership interests ranking on a parity with or junior to the Series K preferred units, not issued to one of our affiliates, other than our general partner to the extent issuance of such interests was not to allow our general partner to issue corresponding preferred stock to persons who are not our affiliates, will not be considered to materially and adversely affect such rights, preferences, privileges or voting powers.

        Redemption and Exchange. Beginning April 17, 2007, we may redeem the Series K preferred units out of proceeds from issuances of our general partner's capital stock, which will be contributed to us by our general partner as an additional capital contribution, at a redemption price equal to the capital account balance of the holder; provided, however, that no redemption will be permitted if the redemption price does not equal or exceed the original capital contribution of the holder plus the cumulative Series K priority return to the redemption date to the extent not previously distributed. Beginning April 17, 2012, the Series K preferred units may be exchanged, in whole but not in part, into shares of our general partner's 7.95% Series K cumulative redeemable preferred stock at the option of the holders of 51% of the outstanding Series K preferred units. In addition, the Series K preferred units may be exchanged, in whole but not in part, into shares of Series K preferred stock at any time at the option of the holders of 51% of the outstanding Series K preferred units if distributions on the Series K preferred units have not been made for six prior quarterly distribution periods, whether or not consecutive.

      In addition, the Series K preferred units may generally be exchanged, in whole but not in part, at the option of the holders of 51% of the outstanding Series K preferred units if such holders conclude that there is an imminent and substantial risk that such holders' interest in us represents or will represent more than 19.5% of the total profits or capital interests in us for the taxable year, and such holders obtain an opinion of independent counsel to the effect there is a



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substantial risk that their interest in us does not or will not satisfy such
19.5% limit, and our general partner agrees with such holders' conclusion and the conclusion of the independent counsel, such agreement not to be unreasonably withheld.

        We may, in lieu of exchanging the Series K preferred units for shares of Series K preferred stock, elect to have AMB Property Corporation redeem all or a portion of the preferred units of such series for cash in an amount equal to $50.00 per unit plus accrued and unpaid distributions. The right of the holders of Series K preferred units to exchange the preferred units for shares of our general partner's Series K preferred stock are subject to the ownership limitations set forth in our general partner's charter in order for it to maintain its qualification as a real estate investment trust for federal income tax purposes. Any Series K preferred units not exchanged because of such ownership limitations will be redeemed by us for cash in an amount equal to $50.00 per unit plus accrued and unpaid distributions.

SERIES K PREFERRED STOCK

        General. Each share of Series K preferred stock into which the Series K preferred units may be exchanged will be entitled to receive cumulative preferential cash dividends from the date of issue (including any accrued but unpaid distributions in respect of the Series K preferred units at the time that the units are exchanged for shares of Series K preferred stock) payable on or before the 15th of January, April, July and October of each year, in cash, at the rate of 7.95% of the $50.00 liquidation preference per annum for the Series K preferred stock in preference to any payment made on any other classes or series of capital stock or other equity securities of our general partner, other than any class or series of equity securities of our general partner expressly designated as ranking on a parity with or senior to the Series K preferred stock.

        Ranking. The Series K preferred stock will rank, with respect to dividend rights and rights upon voluntary or involuntary liquidation, dissolution or winding up,

            - senior to all classes or series of our general partner's common stock and to all equity securities of our general partner the terms of which provide that such equity securities shall rank junior to the Series K preferred stock,

            - on parity with our general partner's 8.50% Series A cumulative redeemable preferred stock, 8.65% Series B cumulative redeemable preferred stock, 7.75% Series D cumulative redeemable preferred stock, 7.75% Series E cumulative redeemable preferred stock, 7.95% Series F cumulative redeemable preferred stock, 7.95% Series G cumulative redeemable preferred stock, 8.125% Series H cumulative redeemable preferred stock, 8.00% Series I cumulative redeemable preferred stock and 7.95% Series J cumulative redeemable preferred stock, if and when issued, and all other equity securities issued by our general partner other than those referred to in the bullet point above and the bulletpoint below, and

            - junior to all equity securities issued by our general partner which rank senior to the Series K preferred stock.



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        Redemption. The Series K preferred stock may be redeemed, at our general partner's option, on and after April 17, 2007, in whole or in part from time to time, at a redemption price payable in cash equal to $50.00 per share, plus any accrued but unpaid dividends to the date of redemption. Our general partner may redeem the Series K preferred stock prior to April 17, 2007 to the extent necessary to maintain its qualification as a real estate investment trust. The redemption price of the Series K preferred stock (other than the portion of the redemption price consisting of accumulated but unpaid dividends) will be payable solely out of proceeds from issuances of our general partner's capital stock.

        Limited Voting Rights. If dividends on any of the shares of Series K preferred stock remain unpaid for six or more quarterly periods (whether or not consecutive), the holders of such shares of such series of preferred stock (voting as a single class with all other shares of preferred stock ranking on a parity with such series of preferred stock upon which like voting rights have been conferred and are exercisable) will be entitled to vote for the election of two additional directors of our general partner who will be elected by a plurality of the votes cast in such election for a one-year term and until their successors are duly elected and shall qualify (or until such director's right to hold such office terminates, whichever occurs earlier, subject to such director's earlier death, disqualification, resignation or removal), at a special meeting called by the holders of at least 20% of the outstanding shares of Series K preferred stock or the holders of shares of any other class or series of preferred stock ranking on a parity with the Series K preferred stock with respect to which dividends are also accrued and unpaid (unless such request is received less than 90 days before the date fixed for the next annual or special meeting of stockholders) or, if the request for a special meeting is received by our general partner less than 90 days before the date fixed for the next annual or special meeting of stockholders, at the next annual or special meeting of stockholders, and at each subsequent annual meeting until all dividends accumulated on the shares of such series of preferred stock for all past dividend periods and the dividend for the then current dividend period have been fully paid or declared and a sum sufficient for the payment of such dividends irrevocably set aside in trust for payment in full. Upon the payment in full of all such dividends, the holders of such series of preferred stock will be divested of their voting rights and the term of any member of the board of directors elected by the holders of such series of preferred stock and holders of any other shares of preferred stock ranking on a parity with such series of preferred stock will terminate.

        In addition, for so long as any shares of Series K preferred stock are outstanding, without the consent of two-thirds of the holders of the Series K preferred stock, then outstanding, our general partner shall not:

            - authorize or create, or increase the authorized or issued amount of, any shares ranking senior to such series of preferred stock or reclassify any authorized shares of our general partner into any such shares,

            - designate or create, or increase the authorized or issued amount of, or reclassify any authorized shares of our general partner into any preferred stock ranking on a parity with such series of preferred stock, or create, authorize or issue any obligations or security



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                  convertible into or evidencing the right to purchase any such shares, but only to the extent such preferred stock ranking on a parity with such series of preferred stock is issued to an affiliate of our general partner, or

            - either (1) consolidate, merge into or with, or convey, transfer or lease its assets substantially as an entirety, to any corporation or other entity or (2) amend, alter or repeal the provisions of our general partner's Articles of Incorporation, whether by merger, consolidation or otherwise, in each case that would materially and adversely affect the powers, special rights, preferences, privileges or voting power of such series of preferred stock or the holders of the Series K preferred stock.

        The Series K preferred stock has no voting rights other than as discussed above and as otherwise provided by applicable law.

        With respect to the occurrence of any of the events set forth in the third bullet point above, so long as our general partner is either the surviving entity and shares of such series of preferred stock remain outstanding with the terms materially unchanged or the resulting, surviving or transferee entity is a corporation, business trust or like entity organized under the laws of any state and substitutes for the shares of such series of preferred stock other preferred stock or preferred shares having substantially the same terms and rights as such series of preferred stock, the occurrence of any such event will not be considered to materially and adversely affect rights, preferences, privileges or voting powers of holders of the Series K preferred stock. Any increase in the amount of authorized preferred stock, the creation or issuance of any other class or series of preferred stock or any increase in an amount of authorized shares of each class or series, in each case ranking on a parity with or junior to the Series K preferred stock, will not be considered to materially and adversely affect such rights, preferences, privileges or voting powers.

        Liquidation Preference. Each share of Series K preferred stock is entitled to a liquidation preference of $50.00 per share, plus any accrued but unpaid dividends, in preference to holders of our general partner's common stock or any other equity securities of our general partner, other than any class or series of equity securities of our general partner that rank junior to this Series K preferred stock as to liquidation rights.

FORWARD LOOKING STATEMENTS

Some of the information included in this report contains forward-looking statements, such as statements pertaining to the use of proceeds from the sale of the Series K preferred units. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of



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these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

   (c)   Exhibits:

   Exhibit
   Number                               Description
   -------                              -----------
   3.1                Articles Supplementary establishing and fixing the rights
                      and preferences of the 7.95% Series K Cumulative
                      Redeemable Preferred Stock.

   4.1                Registration Rights Agreement among AMB Property
                      Corporation, AMB Property, L.P. and the unit holders signatory thereto dated April 17, 2002.

   10.1               Sixth Amended and Restated Agreement of Limited
                      Partnership of AMB Property, L.P., dated April 17, 2002.




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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMB Property, L.P.
                                          (Registrant)

                                       By: AMB Property Corporation,
                                           its General Partner

Date: April 23, 2002                   By: /s/ Tamra Browne
                                          --------------------------------------
                                          Tamra Browne
                                          Vice President, General Counsel and
                                          Secretary



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                                  EXHIBIT INDEX

   Exhibit
      No.                                    Description
   -------                                   -----------
   3.1                Articles Supplementary establishing and fixing the rights
                      and preferences of the 7.95% Series K Cumulative
                      Redeemable Preferred Stock.

   4.1                Registration Rights Agreement among AMB Property
                      Corporation, AMB Property, L.P. and the unit holders signatory thereto dated April 17, 2002.

   10.1               Sixth Amended and Restated Agreement of Limited
                      Partnership of AMB Property, L.P., dated April 17, 2002.



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